UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                Current Report Pursuant To Section 13 Or 15(d) Of
                      The Securities Exchange Act Of 1934


                        Date Of Report: December 26, 2000

                        (Date Of Earliest Event Reported)

                           MONTEREY BAY BANCORP, INC.

             (Exact Name Of Registrant As Specified In Its Charter)

            DELAWARE                                        77-0381362
(State Or Other Jurisdiction Of                  (I.R.S. Employer Identification
 Incorporation Or Organization)                              Number)


                         Commission File Number: 0-24802

              567 Auto Center Drive, Watsonville, California 95076
               (Address Of Principal Executive Offices)(Zip Code)

                                (831) 768 - 4800
              (Registrant's Telephone Number, Including Area Code)

                             WWW.MONTEREYBAYBANK.COM
                          (Registrant's Internet Site)

                            INFO@MONTEREYBAYBANK.COM
                     (Registrant's Electronic Mail Address)

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Item 5.           Other Events

         On December 26, 2000, Monterey Bay Bancorp, Inc. ("Registrant" and "Company") issued a press release that announced the repayment in full of a $4,825,000 business term loan primarily secured by the common stock of a depository institution conducting business outside the State of California. This loan was originated by Monterey Bay Bancorp, Inc. and has been maintained on non-accrual status since the fourth quarter of 1999. The press release also announced an additional investment of $2.1 million by Monterey Bay Bancorp, Inc. into its Monterey Bay Bank subsidiary.

Item 7.           Financial Statements And Exhibits

         (c)      Exhibits

         The following Exhibits are filed as part of this Report:

                  99.1     Press Release dated December 26, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Monterey Bay Bancorp, Inc.
                                                                    (Registrant)




Date:  December 26, 2000         By:      /s/ C. Edward Holden
                                          --------------------
                                          C. Edward Holden
                                          Chief Executive Officer



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                                  EXHIBIT INDEX

Exhibit Number                      Exhibit
--------------                      -------

Exhibit 99.1                        Press Release Dated December 26, 2000



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